                                                                Exhibit 10.21(a)



                                   AGREEMENT
                                   ---------

                                      FOR
                                      ---

                                 BUILDING LEASE
                                 --------------



                             Dated January 1, 1990

                                 By and Between

              American National Bank and Trust Company of Chicago, not personally but as Trustee under Trust Agreement dated July 6, 1964 and known as Trust No. 20444

                                                Landlord,

                                      and

              TI Steel Tubes (USA) Inc., a New Jersey corporation

                                                Tenant

                                   AGREEMENT
                                      FOR
                                 BUILDING LEASE
                             Dated January 1, 1990

                                 By and Between

              American National Bank and Trust Company of Chicago, not personally but as Trustee under Trust Agreement dated July 6, 1964 and known as Trust No. 20444

                                                Landlord,

                                      and

              TI Steel Tubes (USA) Inc., a New Jersey corporation

                                                Tenant


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

  ARTICLE NO.                                                          PAGE NO.
  -----------                                                          ---------

        I       Rental ....................................................... 3

       II       Tenant's Acceptance and Use of Premises ...................... 5

      III       Landlord's Rights ............................................ 7

       IV       Damage - Condemnation ........................................ 7

        V       Landlord's and Tenant's Remedies ............................. 8

       VI       Waiver of Claims and Indemnification and Rights of Recovery
                on Insurance ................................................ 12

      VII       Title Matters ............................................... 13

     VIII       Transfer of Landlord's Interest in Building and Lease ....... 16

       IX       Tenant's Option to Extend Lease ............................. 16

        X       General ..................................................... 17

--------------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

               A    Legal Description

               B    Description of Primary Work

               C    Base Rent

                                   AGREEMENT
                                   ---------

                                      FOR
                                      ---
                                 BUILDING LEASE
                                 --------------


     American National Bank and Trust Company of Chicago, not personally but as Trustee under Trust Agreement dated July 6, 1964 and known as Trust No. 20444 (the "Landlord"), hereby leases to TI Steel Tubes (USA) Inc., a New Jersey corporation (the "Tenant"), and Tenant hereby accepts, subject to the terms and conditions of this Lease, that certain building (the "Building" or the "Premises") located at 1025 Criss Circle, Elk Grove, Illinois, the legal description of which is attached hereto as Exhibit A and made a part hereof (the said property and Building and Landlord's interest therein being herein called the "Property"), for an initial term (the "Term") of five (5) years commencing on February 1, 1990 (the "Commencement Date") and ending on January 31, 1995 or such other date as the Term is extended pursuant to Article IX hereof (the "Termination Date").

     The Building consists of approximately 8,153 rentable square feet.

     If requested by either party to this Lease, a memorandum of this Lease in recordable form duly executed and acknowledged shall be entered into and recorded by the parties hereto.

     In consideration of the above demise, and the acceptance of the mutual covenants herein contained, Landlord and Tenant covenant and agree as follows:

                                   ARTICLE I
                                   ---------
                                    RENTAL
                                    ------

     1.1. Rental.  Tenant shall pay to Landlord, at such place as Landlord may
          ------
designate to Tenant in writing, the rent and other payments reserved and required under this Article I, which rent and other payments, together with all other amounts becoming due from Tenant to Landlord hereunder, are herein collectively referred to as the "Rent" or "Rental". All Rental shall be paid without notice or demand, and without abatement, deduction, counterclaim or setoff. Tenant's covenant to pay Rental shall be independent of every other covenant contained in this Lease.

     1.2. Base Rent.  Subject to rent adjustments in accordance with Section 1.3
          ---------
hereof, Tenant shall pay to Landlord an annual Base Rent (the "Base Rent") set forth on Exhibit C attached hereto and made a part hereof. Base Rent shall be paid in advance on the first day of each and every calendar month during the Term.

     1.3. Additional Payments.  In addition to Base Rent, Tenant shall pay all
          -------------------
of the Expenses (as hereinafter defined) assessed or incurred in connection with the Property on or before the respective due dates thereof. The Tenant's obligation to pay the Expenses shall survive the expiration of the Term.

     For purposes of this Section 1.3, the following terms shall have the respective meanings indicated:

     (a)  Taxes - shall mean all federal, state and local governmental taxes,
          -----
assessments and charges (including transit or transit-district taxes or assessments of every kind or nature), whether general, special, ordinary or extraordinary, which Landlord shall pay or which become payable because of or in connection with the ownership, leasing, management, control or operation of the Property or of the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith for the calendar year with respect to which Taxes are being determined, subject to the following:

          (i) Taxes for any calendar year shall be the Taxes which are paid or payable during such year, rather than Taxes which are assessed or become a lien upon the Property during such year;

          (ii) There shall be included in Taxes for any calendar year, the amount of fees, costs and expenses (including attorney's fees) paid by Landlord during such year in contesting taxes or obtaining a refund or reduction in Taxes (and Landlord shall cooperate with Tenant in a reasonable manner in connection with Tenant's contesting Taxes);

          (iii) The amount of special assessments to be included shall be payable under the longest allowable period (provided such period shall in no event be longer than the average useful life of the improvement upon which the special assessment was assessed) and limited to the amount of the installments (plus any interest, other than penalty interest, payable thereon) of such special assessment paid during the calendar year for which Taxes are being determined;

          (iv) There shall be deducted from Taxes the amount of any refunds of Taxes except refunds pertaining to taxes paid in years prior to the first year of this Lease received by Landlord in the calendar year for which Taxes are being determined;

          (v) There shall be excluded from Taxes, all federal, state and local income, sales, excess profits, franchise, capital stock, inheritance, gift, or estate taxes, provided, however, that if any change occurs in the method of taxation which results in the substitution of any such taxes for any Taxes, as hereinabove defined, such substituted taxes shall be included in Taxes.

     (b)  Operating Expenses - shall mean, for any calendar year, all reasonable
          ------------------
and customary expenses, costs and disbursements (other than Taxes) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, management, operation, maintenance and repair of the Property and of the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith, including, but not limited to, the cost of utilities and services provided by Landlord to the Building which are not separately metered or billed to Tenant or other tenants of the Building and premiums for all insurance coverage Landlord may be obligated to provide hereunder. Notwithstanding the foregoing, payments made by Landlord or Tenant prior to July 1, 1990 for repairs to the roof of the Building shall not be included in Operating Expenses.

     (c)  Expenses - shall mean an amount equal to the aggregate of Taxes and
          --------
Operating Expenses.

          As soon as practicable after the end of the calendar year ending December 31, 1990 and each succeeding calendar year thereafter (including the year in which the Lease terminates), Landlord shall deliver to Tenant a report setting forth the amount of the actual Expenses for the immediately preceding year. Tenant shall pay to Landlord within thirty (30) days the amount of such Expenses which it has not theretofore paid. Expenses for less than a full calendar year shall be prorated based upon a 360-day year.

                                 ARTICLE II
                                 ----------
                    TENANT'S ACCEPTANCE AND USE OF PROPERTY
                    ---------------------------------------

     2.1. Acceptance of Property and Premises.  When Landlord has substantially
          -----------------------------------
completed the Primary Work described in Exhibit B, Landlord shall notify Tenant and Tenant and Landlord shall prepare a punchlist of items which both agree are incomplete. Landlord shall correct said punchlist items within a reasonable time after the Commencement Date. The Tenant's taking possession shall be conclusive evidence as against the Tenant that the Property and premises was in good order and satisfactory condition when the Tenant took possession, punchlist items and latent defects excepted. Landlord shall pay the cost of repairing or replacing, at its reasonable discretion, those latent defects that Tenant notifies Landlord of within one hundred eighty (180) days of the Commencement Date. Tenant's failure to notify Landlord of latent defects within one hundred eighty (180) days of the Commencement Date shall conclusively be deemed an acceptance of the condition of the Property and Premises. No promise of Landlord to alter, remodel, decorate, clean or improve the Property or Premises and no representations respecting the condition of the Property or Premises have been made by the Landlord to the Tenant, other than as contained in Exhibit B. Landlord represents to Tenant that to the best of Landlord's knowledge, the Premises have not flooded.

     2.2. Use.  Subject to the Permitted Exceptions (as hereafter defined)
          ---
Tenant shall have the exclusive right to and shall occupy and use the Property for general office warehouse or retail use only and any other use reasonably related thereto. Tenant shall not occupy or use the Premises or permit the Premises to be occupied or used for any purpose, act, or thing which is in violation of any public law, ordinance, or governmental regulation; which may be dangerous to persons or property or which may invalidate the insurance or increase the amount of premiums for any policy of insurance carried on the Building or covering its operation or violate the terms thereof, notwithstanding the foregoing, if any additional amounts of insurance premiums are caused by Tenant's occupancy or use of the Premises (including, but not limited to occupancy and use by subtenants and assignees), Tenant shall pay to Landlord said additional amounts. Tenant shall not do or permit anything to be done upon the Premises, or bring or keep anything thereon which is in violation of rules, regulations or requirements of the Elk Grove Fire Department or any other similar authority having jurisdiction over the Building. Tenant shall not do or permit anything to be done upon the Premises which in any way may create a nuisance on the Premises or to the occupants of neighboring property or injure the reputation of the Building. Tenant shall not use the Premises for any illegal purpose.

     2.3. Maintenance and Repair and Replacement.  Tenant shall maintain and
          --------------------------------------
make all necessary structural repairs, replacements and alterations to the Building, including but not limited to foundations, roofs, exterior walls, marquees, structural columns and structural beams, electrical or plumbing fixtures located within the Premises. Tenant shall proceed promptly to make such repairs or corrections. Notwithstanding the foregoing, prior to July 1, 1990, the Landlord shall maintain the roof of the Building; thereafter, maintenance of the roof shall be the Tenant's responsibility.

     Tenant shall, at its own cost and expense (i) subject to the provisions of
Section 2.4, keep the Premises decorated, in good order and repair and in a tenantable condition during the Term, (ii) maintain in good condition and repair all electrical and plumbing fixtures located within the Premises, all systems, fixtures and structures installed in the premises and the ventilating, heating and air conditioning system serving the Premises, (iii) promptly and adequately repair all damage to the Premises including the replacement or repair of all damaged or broken glass, fixtures and appurtenances, which replacement or repair shall be under the direct supervision of Landlord and shall be in full compliance with all applicable laws and ordinances, and (iv) make all other repairs and replacements to the Premises.

     If Tenant fails to make or commence to make such repairs or replacements promptly after written notice thereof from Landlord, Landlord may, in its sole discretion, do so and Tenant shall pay to the Landlord the reasonable cost thereof within fifteen (15) days of being billed therefor. Landlord may enter the Premises at all reasonable times to make such repairs to the Premises or any property or equipment located therein as Landlord shall reasonably deem necessary or be required to do by any governmental authority or judicial order. In making such entry, Landlord shall use its best efforts not to unreasonably interfere with Tenant's occupancy of the Premises, and, except in the event of an emergency, shall enter only upon reasonable prior notice to Tenant explaining the reasons therefor.

     2.4  Alterations.  Prior to February 1, 1990, Landlord shall complete in a
          -----------
good and workmanlike manner the work set forth in Exhibit B attached hereto and made a part hereof (the "Primary Work"). If the Primary Work is not completed prior to February 1, 1990, Tenant shall receive a credit of one day's Base Rent and Expenses for each day thereafter until the Primary Work is completed.

     Tenant shall not, without Landlord's prior written consent, alter or remodel the Premises; Landlord's consent shall not be unreasonably withheld or delayed. In the event that Landlord consents to any proposed alteration or remodeling of the Premises, such consent shall specify whether Landlord will require Tenant to remove the same upon expiration of the Term. All work performed by or on behalf of Tenant shall be in accordance with good construction practices, all applicable laws, insurance requirements, and Landlord's reasonable rules and regulations. Further, Landlord shall have no responsibility or liability for any loss or damage to any property belonging to Tenant. Tenant shall obtain at Tenant's sole expense all certificates and approvals which may be necessary so that a certificate of occupancy for the Premises (if any is required) may be issued. Copies of all such certificates shall be delivered to Landlord.

     Prior to the commencement of any work by Tenant, Tenant shall (i) obtain or cause to be obtained public liability and workmen's compensation insurance to cover every contractor to be employed by Tenant and such contractor's subcontractors, and shall deliver duplicate originals of all certificates of such insurance to Landlord for approval; (ii) furnish Landlord with all necessary permits, licenses, approvals, certificates and authorizations for prosecution and completion of such work; and (iii) furnish Landlord with such other documents as may be reasonably requested by Landlord. Tenant shall also pay the cost of all signage and the installation thereof. Landlord shall have the right, but not the duty, to inspect construction operations in connection with any work completed or being completed on the Premises.

     All alterations, improvements and additions whether temporary or permanent in character made by Landlord or Tenant in or upon the Premises shall, unless Landlord specifies that the Tenant shall remove such alterations, improvements and additions upon the termination of this Lease (in which event Tenant shall so remove the same upon the termination of this Lease), become Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise, without compensation to Tenant. Nothing herein shall give Landlord any interest in Tenant's personal property, office furniture, office equipment, trade fixtures (including track lighting), cables, data processing equipment or appliances, which shall remain the property of Tenant subject to the provisions of Section 5.4 hereof.

                                  ARTICLE III
                                  -----------
                               LANDLORD'S RIGHTS
                               -----------------

     Landlord reserves and shall have the following rights, exercisable, unless otherwise herein provided, without notice, without liability to Tenant for damage or injury to person, property or business, without being deemed an eviction or disturbance in any manner of Tenant's use or possession of the Premises and without relieving Tenant from its obligation to pay Rental when due or from any other obligation hereunder:

     (a) To display the Premises to prospective tenants at reasonable hours during the last nine (9) months of the Term, and, if the Premises are abandoned during the Term, to decorate, remodel, repair or otherwise prepare the Premises for reoccupancy, provided it will not unreasonably disrupt Tenant's normal business activities;

     (b) To have and retain paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber it (excluding Permitted Liens, as hereafter defined); and

     (c) To take any and all reasonable measures, including inspections, repairs and alterations to the Premises as may be reasonably necessary for the safety, protection or preservation thereof or Landlord's interest therein.

                                   ARTICLE IV
                                   ----------
                             DAMAGE - CONDEMNATION
                             ---------------------

     4.1. Fire or Casualty.  If the Premises or the Building are damaged by fire
          ----------------
or other casualty (regardless of whether the Premises are made substantially untenantable), then Tenant shall proceed with due diligence, but subject to the remainder of this Section 4.1, to repair and restore the Building or the Premises. Notwithstanding the foregoing, if such damage occurs during the last twelve (12) months of the Term of this Lease (or, if the Term of this Lease has been extended pursuant to Article IX hereof, during the last twelve (12) months of the Term of this Lease as extended), both Tenant and Landlord shall have the right to terminate this Lease by delivery of written notice of such termination within thirty (30) days following the damage, provided Tenant shall continue to pay Rental and all other charges hereunder for the remainder of the Term, unless Landlord terminates this Lease, in which event Rental shall abate. If neither Tenant nor Landlord elects to terminate the Lease as hereinabove provided, then:

          (i) shall continue paying Rent and all other charges hereunder for the remainder of the Term; and

          (ii)   At Tenant's option either:

          (a) the insurance proceeds, if any, shall be made available to Tenant and Tenant shall, subject to Landlord's prior approval (which shall not be unreasonably withheld or delayed), commence repairing the damage and Tenant shall repair the damage so that the Premises are in substantially the same condition as they were prior to being damaged. Tenant shall pay the cost, if any, of such repair in excess of the insurance proceeds; or

          (b) the insurance proceeds, if any, shall be retained by Landlord and Landlord shall commence repairing the damage and Landlord shall repair the damage so that the Premises are in substantially the same condition as they were prior to being damaged. The cost, if any, of such repair in excess of the insurance proceeds shall be paid by Tenant within fifteen (15) days of Landlord's demand.

          It shall be solely Tenant's obligation hereunder to obtain such rental insurance and business interruption insurance as it deems necessary to pay the Rental and other charges due hereunder in the event of a casualty, and Tenant shall pay such Rental and other charges regardless of the proceeds, if any, of rental insurance or business interruption insurance available to it.

     4.2. Condemnation.  In the event that the whole or any part of the Premises
          ------------
reasonably necessary for the Tenant's continued use of the Premises shall be taken in any proceeding by any public authority by condemnation or otherwise, or be acquired for public or quasi-public purposes (all of which are hereinafter collectively referred to as "Condemnation"), this Lease shall terminate as of the date of the taking of possession by the condemning authority and the Rental and other charges payable by Tenant shall cease as of the date possession of the Premises is delivered to such condemning authority.

     In the event that twenty-five percent (25%) or more of the Premises but less than the whole or substantial part thereof shall be taken by Condemnation, Landlord or Tenant shall have the option of terminating the Term of this Lease. If either party, pursuant to the preceding sentence, desires to exercise its option of terminating the Term of this Lease, such termination shall be effective (without any payment by Landlord to Tenant therefor) by the party desiring to terminate giving written notice to the other party provided that such notice shall be given not more than fifteen (15) days subsequent to the date on which Tenant shall have been deprived of possession of the part so taken. If this Lease is not so terminated, then Rental shall abate as to the portion of the Premises so taken. If the Lease is terminated pursuant to this paragraph, Rental and other charges payable by Tenant shall cease as of the date Tenant vacates possession of the Premises.

     Tenant shall have the right to make a claim to the condemning authority for relocation expenses and the unamortized value of any improvements, alterations or additions to the Premises paid for by Tenant. Except for any claim awarded to Tenant in accordance with the next preceding sentence, Tenant hereby assigns to Landlord, Tenant's interest in any condemnation award for leasehold value.

                                   ARTICLE V
                                   ---------
                        LANDLORD'S AND TENANT'S REMEDIES
                        --------------------------------

     5.1. Events of Default.  Each of the following shall be an "Event of
          -----------------
Default."

     (a) If Tenant fails to pay any installment of Rental, or any other payment of money to be paid by Tenant under this Lease within five (5) days of the due date thereof; or

     (b) If Tenant fails to observe or perform one or more of the other terms, conditions, covenants or agreements of this Lease and such failure shall continue for a period of thirty (30) days after written notice from Landlord specifying such failure (unless such failure requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such thirty (30) day period, in which case, no Event of Default shall be deemed to exist so long as Tenant shall have commenced the same within such thirty (30) day period and shall diligently and continuously prosecute the same to completion); or

     (c) If Tenant makes an assignment for the benefit of creditors admits its inability to pay its debts or takes any action towards a general compromise of its debts or a composition with its creditor; or

     (d) If all or any substantial part of the assets of Tenant, including the leasehold interest hereunder of Tenant, are attached, seized or become subject to a writ or distress warrant, are levied upon or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and such attachment, seizure, writ, warrant or levy is not withdrawn or removed within forty-five (45) days after becoming effective; or

     (e) If a notice of lien or levy is filed with respect to all or substantially all of Tenant's assets located on the Premises by any federal, state, county or municipal body, department, agency or instrumentality for taxes or debts then owing by Tenant and such notice is not released or withdrawn within forty-five (45) days of its filing (unless such lien is a "Permitted Lien" (as hereafter defined)); or

     (f) If any involuntary petition or similar pleading is filed in any court under any section of the Federal Bankruptcy Code seeking to declare Tenant bankrupt, or seeking a plan of reorganization for Tenant under Chapter 11 of the Bankruptcy Code, and such petition or pleading is not withdrawn or denied within sixty (60) days after its filing, or if any voluntary petition or similar pleading is filed in any court under any section of the Federal Bankruptcy Code; or

     (g)  If Tenant abandons the Premises.

     5.2. Termination.  Upon the occurrence of an Event of Default under
          -----------
Section 5.(1), Landlord may, at its option, at any time thereafter, without notice (i) terminate this Lease, or (ii) without terminating this Lease, forthwith terminate the Tenant's right to possession of the Premises, or (iii) pursue any other remedy now or hereafter available to Landlord under the laws of the State of Illinois.

     (a) Upon Landlord's termination if this Lease as a result of the occurrence if an Event of Default, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including
(i) the unpaid Base Rent, and other charges which had been earned as of the date of termination; and (ii) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Premises after the occurrence of such Event of Default, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation or alteration of the Premises, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable.

     (b) Upon and after Landlord's termination of Tenant's right to possession of the Premises, Landlord shall make reasonable efforts to relet the Premises or any part thereof to any person, firm or corporation other than Tenant for such rent, for such term and upon such conditions as Landlord, in Landlord's discretion shall reasonably determine, and Landlord shall not be required to accept any tenant offered by Tenant (provided that such acceptance shall not be unreasonably refused) or to observe any instructions given by Tenant covering such reletting. In any such case, Landlord may incur expenses for repairs, alterations, improvements, additions and decoration of or to the Premises to the extent reasonably deemed necessary or desirable by Landlord for the purpose of reletting the Premises. All such expenses, plus all brokers' commissions and reasonable attorneys' fees incurred by Landlord in connection with any reletting of the Premises, shall be paid by Tenant to Landlord upon demand. In addition, Tenant shall, for the remainder of the Term, reimburse Landlord, on demand, for any deficiency between Rent and other charges reserved hereunder and the rent received by Landlord upon reletting the Premises.

     5.3. Surrender of Possession.  Upon termination of this Lease, whether by
          -----------------------
lapse of time or otherwise, or upon any termination of Tenant's right to possession of the Premises without termination of the Lease, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in clean, good and tenantable condition, ordinary wear and damage by fire or other casualty excepted. Upon any termination which occurs other than by reason of Tenant's default, for a ten (10) day period, Tenant shall be entitled to remove from the Premises any built-in furniture, attached data or word processing or duplicating equipment, trade fixtures, cables or appliances, provided that Tenant shall repair all damage resulting from such removal and shall restore the Premises to a tenantable condition. Subject to Section 2.4, all other additions, decorations, fixtures, hardware and all improvements, temporary or permanent, in or about the Premises, whether placed there by Tenant or by Landlord shall remain Landlord's property and shall remain upon the Premises without compensation, allowance or, credit to Tenant. In the event possession is not immediately delivered to landlord or if Tenant shall fail to remove all of such property which it is entitled or directed to remove, Tenant hereby grants to Landlord to the extent permitted by law, full and free license to enter into and upon the Premises with or without process of law for the purpose of returning to Landlord the Premises as of Landlord's former estate, to expel or remove Tenant and any others who may be occupying the Premises and to remove any and all property therefrom using such force as may be necessary and permitted by law, without being deemed guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's right to Rental or any other right hereunder.

     Any and all property which may be removed from the Premises by Landlord pursuant to the preceding paragraph or pursuant to law and not removed from the Premises as set forth above shall be conclusively presumed to have been abandoned by Tenant and Landlord may, at its option, upon ten (10) days prior written notice, (i) accept title to such property in which event Tenant shall be conclusively presumed to have conveyed such property to Landlord under this Lease as a bill of sale or (ii) at Tenant's expense, dispose of such property in any manner that Landlord shall choose. In no event, however, shall Landlord be responsible for the value, preservation or safekeeping of such property. If Tenant shall fail or refuse to remove all such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost to Landlord either by setoff, credit allowance or otherwise, and Landlord shall be entitled to be reimbursed by Tenant for any removal or other expenses, including storage expenses, incurred by Landlord as a result of such abandonment.

     5.4. Holding Over.  If Tenant retains possession of the Premises or any
          ------------
part thereof after the termination of this Lease by lapse of time or otherwise and such period is less than fourteen (14) days, Tenant shall pay to Landlord Rental at twice the per diem rate payable for the month immediately preceding said holding over, computed on a per diem basis, for each day or part thereof that Tenant thus remains in possession, and, in addition thereto, Tenant shall pay to Landlord all direct damages sustained by reason of Tenant's retention of possession. In the event that the above period is greater than fourteen (14) days, in addition, Landlord by written notice to Tenant and not otherwise, may elect to treat such retention of possession by Tenant as an extension of the Term of this Lease for an additional one (1 year period (the "Holdover Term") (such extension commencing on the first day of the first full month following the date of such notice) at a monthly Base Rent equal to 125% of the monthly Base Rent in effect for the last month of the Term, unless Tenant has vacated the Premises prior to the issuance of said notice. In the event Landlord elects to extend the Term of this Lease, the provisions of the first sentence of this
Section 5.5 shall apply
only to that period commencing with the termination of the Lease and ending with the commencement of the Holdover Term and all the terms and conditions of this Lease shall be applicable to such Holdover Term except (i) for those matters that have expired by their own terms or have been performed and (ii) the Base Rent and Rent Adjustment for such Holdover Term shall be as set forth above.
The provisions of this Section 5.5 shall not deemed to limit or exclude any of Landlord's rights of re-entry or any other right granted to Landlord hereunder or under law.

     5.5. Payment of Expenses in Enforcing Obligations.  In the event of any
          --------------------------------------------
action at law or in equity between Landlord and Tenant to enforce any of the provisions and/or rights hereunder, the unsuccessful party to such litigation covenants and agrees to pay to the successful party all costs and expenses including reasonable attorneys' fees, incurred therein by the successful party, which costs and expenses shall be included in and as a part of such judgment. If Landlord, without fault on its part, shall be made a party to any litigation instituted by or against the Tenant by reason of this Lease, then Landlord shall be entitled to receive from the Tenant upon demand all costs, expenses and reasonable attorneys' fees incurred by Landlord in or in connection with such litigation.

     5.6. Landlord's Performance of Tenant's Obligations.  If Tenant shall
          ----------------------------------------------
default in the performance of any of its obligations hereunder and such default shall continue after the expiration of any notice or grace period herein provided, Landlord may perform such obligation for the account and expense of Tenant upon five (5) days written notice except in cases of emergency, and Tenant shall reimburse Landlord therefor upon demand.

     5.7. Non-Waiver.  No waiver of any agreement or condition expressed in this
          ----------
Lease shall be implied by any neglect of Landlord or Tenant to enforce any remedy on account of the violation of such agreement or condition if such violation be continued or repeated subsequently, and no express waiver shall affect any agreement or condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination in any way of the Term or of Tenant's right of possession hereunder, or after the giving of any notice, shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises Landlord may receive and collect any Rental due, and the payment of said Rental shall not waive or affect said notice, suit or judgment.

     5.8. Landlord's Rights and Remedies Cumulative.  All rights and remedies of
          -----------------------------------------
Landlord under this Article and elsewhere in this Lease shall be distinct, separate and cumulative and none shall exclude any other right or remedy of Landlord as set forth in this Lease or allowed by law. Tenant's obligations under this Article shall survive the expiration of the Term.

                                   ARTICLE VI
                                   ----------
                     WAIVER OF CLAIMS AND INDEMNIFICATIONS
                     -------------------------------------
                      AND RIGHTS OF RECOVERY ON INSURANCE
                      -----------------------------------

     6.1. Waiver of Claims and Indemnity.  Tenant hereby releases and waives all
          ------------------------------
claims against Landlord, and its agents, employees and servants for injury or damage to person, property or business sustained in or about the property by Tenant, its agents, employees or servants, which injury or damage results from any act, neglect, occurrence or conditions in or about the Property, except to the extent that such injury or damage is caused by the gross negligence or willful or wanton act or omission by Landlord, or its agents, employees or servants. To the extent any of the foregoing is covered by insurance, Landlord or Tenants, as the case may be, shall have but one (1) recovery.

     Tenant hereby agrees to indemnify and hold Landlord, its agents, employees and servants harmless against any and all claims, damage, demands, costs and expenses of every kind and nature, including reasonable attorneys' fees for the defense thereof, arising from Tenant's occupancy of the Property or from any breach or default on the part of Tenant in the performance of any agreement of Tenant to be performed pursuant to the terms of this Lease, or from any act, omission or negligence of the Tenant, its employees, servants and agents, subtenants and/or assignees in or about the Property. To the extent any of the foregoing is covered by insurance, Landlord shall have but one (1) recovery. In case any such proceeding is brought against Landlord, its agents, employees or servants, Tenant covenants to defend such proceeding at its sole cost and expense by legal counsel reasonably satisfactory to Landlord.

     Landlord shall have no responsibility for loss or damage to Tenant's personal property, except to the extent caused by and degree of fault attributable to Landlord's willful misconduct, and no responsibility to insure the personal property of Tenant of whatever nature and wherever located on the Premises against any loss or damage thereto, however occasioned, it being understood and agreed that Tenant will so insure such personal property.

     6.2. Insurance Coverage.  Tenant, at Tenant's sole cost and expense, shall
          ------------------
obtain and maintain, for the Term of this Lease, as extended, insurance policies in form and content, and issued by an insurer, reasonably acceptable to Landlord, providing the following coverage: (i) all perils included in the classification "fire and extended coverage" under insurance industry practices in effect from time to time in the jurisdiction in which the Building is located covering the Building and all fixtures and property located therein, including without limitation, Tenant's fixtures, equipment, furnishings, merchandise, alterations, improvements and other contents in the Premises, for 100% of the full replacement value of said Building and items; and (ii) comprehensive generally liability insurance (including contractual liability) naming Landlord, and any mortgagee, as additional insureds, which policy is to be in the minimum amount of One Million Dollars ($1,000,000.00) with respect to any one person, in the minimum amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) with respect to any one accident, and in the minimum amount of Two Hundred Fifty Thousand Dollars ($250,000.00) with respect to property damage. Each policy described in this Section 6.2 shall name Landlord and any mortgagee of the Premises as loss payees and shall contain a provision that it shall (i) not be cancelable and that it shall continue in full force and effect unless Landlord has received at least thirty (30) days prior written notice of such cancellation or termination, and (ii) not be materially changed without thirty (30) days prior notice to Landlord.

     6.3. Rights of Recovery on Insurance.  Tenant agrees to have all fire and
          -------------------------------
extended coverage and material damage insurance which may be carried with respect to the Premises or to the property located therein endorsed with a clause substantially as follows: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all rights of recovery against any party for loss occurring to the property described herein." Landlord and Tenant hereby waive all claims for recovery from each other for any loss or damage to them or to any of their property insured under valid and collectible insurance policies to the extent of the proceeds collected under such insurance policies.

                                  ARTICLE VII
                                  -----------
                                 TITLE MATTERS
                                 -------------

          7.1    Subordination of Lease.  This Lease and the rights of Tenant
                 ----------------------
hereunder shall be and are hereby made expressly subject and subordinate at all times to the lien of any mortgage or trust deed now existing against the Property, and to all advances made or hereafter to be made upon the security thereof. Tenant agrees to execute and deliver such further instruments subordinating this Lease to the lien of any such mortgage or trust deed as may be requested in writing by Landlord from time to time. Tenant agrees that it will, by appropriate instrument, subordinate this Lease to any future mortgage or trust deed imposed on the Property, provided that concurrently therewith the holder of such mortgage, or the trustee under the trust deed, shall deliver to Tenant, if requested in writing by Tenant, a Non-Disturbance Agreement in recordable form duly executed and acknowledged from the holder of each such mortgage, which Agreement shall expressly recognize Tenant's rights under this Lease and provide that so long as Tenant is not in default under this Lease or any amendments thereto, Tenant's possession of the Premises and its rights and privileges under the Lease or any renewal thereto shall not be diminished or interfered with by the holder of such mortgage and its successors or assigns.
In the event any proceedings are brought to foreclose any mortgage or trust deed, Tenant will attorn to the purchaser upon any foreclosure sale and recognize such purchaser as the Landlord under this Lease. Tenant agrees to execute and deliver at any time any instrument to further evidence such attornment as may be requested in writing by any holder of such mortgage, or the trustee under any such trust deed.

          Tenant acknowledges that its title is and always shall be subordinate to the title of any owner of the Property and nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of the owner of the Property, except if such encumbrance is a Permitted Lien.

          7.2.   Estoppel Certificate.  The Tenant agrees that from time to time
                 --------------------
upon not less than fifteen (15) business days prior request by Landlord, the Tenant, or Tenant's duly authorized representative having knowledge of the following facts, will deliver to Landlord, or to such person as Landlord may designate, a statement in writing certifying (i) that this Lease is unmodified and in full force and effect, or, if there have been modifications, that the Lease as modified is in full force and effect; (ii) the dates to which the Rental and other charges have been paid; and (iii) that to the best of Tenant's knowledge, the Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail.

          7.3.   Assignment and Subletting.  Except as otherwise permitted in
                 -------------------------
Section 7.4 and this Section 7.3, Tenant shall not without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed,
(i) assign, convey, encumber or mortgage this Lease or any interest under this Lease; (ii) allow any transfer of or lien upon Tenant's interest under this Lease by operation of law; (iii) sublease all or any portion of the Premises; or
(iv) permit the use or occupancy of the Premises by any party other than Tenant, its agents, employees, guests, invitees and licensees.

          Tenant may assign this Lease or sublet all or any portion of the Tenant Premises subject to the prior written consent of Landlord, which shall not be unreasonably withheld:

          (a) To a corporation controlling, controlled by or under common control with Tenant, (hereinafter an "Affiliated Corporation"); provided that any such assignment or sublease shall be subject to the terms and conditions of this Lease. For purposes hereof, "control" shall mean the ownership, either directly or indirectly, of fifty percent (50%) or more of all shares entitled to vote of such other corporation; and

          (b) To the surviving corporation in a merger, reorganization or consolidation or other corporate action involving Tenant provided that:
(1) (i) as a result of a merger or reorganization, the Tenant is the surviving corporation or (ii) as a result of a merger, consolidation, or reorganization, the Tenant is not the surviving corporation, but the surviving corporation has a net worth equal to 100% of the amount of the net worth of Tenant as shown by an audited financial report of Tenant prepared by an independent Certified Public Accountant, which report is the latest report of Tenant immediately prior to the effective date of such merger, consolidation, or reorganization; or (iii) as a result of the merger, consolidation or reorganization the surviving corporation is an Affiliated Corporation as defined above, and (2) any such assignment or sublease shall be subject to the terms and conditions of this Lease.

          No assignment of this Lease or sublease of the Premises pursuant to the provisions of this Section 7.3 shall be effective unless and until the assignee or sublessee shall have executed an appropriate instrument, in form reasonably satisfactory to Landlord, assuming all of the obligations of Tenant hereunder to the extent of the Premises assigned or subleased, and shall have delivered a copy thereof, or an executed counterpart thereof, to Landlord.

          No sublease or assignment of all or any portion of the Premises, and no sublease or assignment of any of Tenant's interest under this Lease, shall release or discharge Tenant from any liability, whether past, present or future, under this Lease and Tenant shall remain fully liable thereunder. Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease and assignment and any amendment thereto entered into pursuant to the terms of this Section 7.3.

          Any purported assignment or sublease made in violation of this
Section 7.3 shall be null and void.

          7.4.   Covenant Against Liens.  Tenant covenants and agrees not to
                 ----------------------
suffer or permit any lien of mechanics or materialmen to be placed against the Property or any part thereof arising from work done by or on behalf of Tenant. If any such lien shall attach to the Property or any part thereof, Tenant shall either (i) immediately pa off and remove the same or (ii) if Tenant desires to contest such lien in a court of competent jurisdiction, at Landlord's election either (1) file with Landlord a bond or other security in an amount and with an independent surety, reasonably satisfactory to Landlord or (2) maintain a title indemnity with appropriate security to protect against an exception to title with a title insurance company designated by Landlord and in such amount and on such terms as are reasonably satisfactory to Landlord and such title insurance company, in which event such a lien shall be a "Permitted Lien". Other than a Permitted Lien, Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Property or any part thereof. Any and all liens and encumbrances created by Tenant shall attach only to Tenant's interest in the Premises.

          7.5.   Covenant of Quiet Enjoyment.  Landlord covenants, represents
                 ---------------------------
and warrants that it has full power and proper authority to execute this Lease and to grant the rights provided to Tenant hereunder and further covenants that, upon paying the Rental and keeping the agreements of this Lease on its part to be kept and performed, Tenant shall have peaceful and quiet possession of the Premises and full enjoyment of all of its rights herein granted for the Term of this Lease (or, if the Term of this Lease has been extended pursuant to Article IX hereof, for the Term of this Lease as extended).

          7.6    Permitted Title Exceptions.  The leasehold interest conveyed
                 --------------------------
hereby shall be subject to the following exceptions (the "Permitted
Exceptions"):

          a. Trust Deed dated October 1, 1964 and recorded October 16, 1964 as document 19276414 made by Landlord to Chicago Title and Trust Company.

          b. A 25 foot building line as shown on the plat of Higgins Road Commercial Subdivision Unit No. 3, recorded January 16, 1963 as document 18698699 as follows: from the North line of lot 70.

          c. Easements for public utilities and drainage as shown on the plat of Higgins Road Commercial Subdivision Unit No. 3, recorded January 16, 1963 as document 18698699 over that part of the Property described as follows: over the North 25 feet and the South 10 feet of lot 70.

          d. Easement over the Property noted above at c. for the purpose of installing and maintaining all equipment necessary for the purpose of serving the subdivision and other property with telephone and electric service, together with right to overhang aerial service wires over any part of the Property and also with right of access thereto as granted to the Illinois Bell Telephone Company and the Commonwealth Edison Company, their respective successors and assigns as shown on the plat of said subdivision recorded January 16, 1963 as document 18698699.

          e.     Covenants and restrictions contained in deed recorded
May 10, 1963 as document 18792819 providing that no building shall at any time be erected on the Property within 25 feet of any street right of way adjoining the same or within 10 feet from all side and rear boundary lines of the Property. No loading dock shall be erected on the Property fronting on any street, unless the front of such loading platform shall be set back at least 60 feet from the property line abutting the street on which said loading dock fronts; the grantee agrees to provide on the Property off-street automobile parking facilities based on a minimum rate of one 300-square-foot space for each 3 employees employed on the Property of the original occupants thereof; construction and materials of buildings; landscaping; water towers, water tanks, stand pipes, penthouses, elevators or elevator equipment, stairways, ventilating fans or similar equipment required to operate and maintain the building, fire or parapet walls, skylights, tanks, cooling or other towers, wireless, radio or television masts, roof signs, flagpoles, chimneys, smoke stacks, gravity flow storage and mixing towers or similar structures may exceed a height of 50 feet from the established building grade only with the approval of grantor. Grantor retains such right of way and easements as may be necessary or convenient for the purpose of erecting, constructing, maintaining and operating utility service over, across, under and through the Property in the designated set back areas between the building lines and property lines, including public service wires and conduits for lighting, power and telephone, gas lines, sanitary sewer, storm sewer and water and the grantor shall have the right to grant right of way easements to others to carry out this purpose. Any contract for the laying of such lines, wires, conduits, pipes or sewers shall also provide that the Property shall be restored to the same condition it was in prior to the doing of such work; screening of storage area from the street. The Property shall not be used or maintained as a dumping ground for rubbish. Trash, garbage or other waste shall not be kept, except in sanitary containers. All incinerators or other equipment for the storage or disposal of such material shall be kept in a clean and sanitary condition. No fence, wall, hedge or shrub, plant or tree which obstructs site lines at elevations between 2 and 6 feet above the roadway shall be placed or permitted to remain on any corner within the triangular area formed by street property lines and a line connecting them at points 25 feet from the intersection of the street lines.

          f. Assignment of rents made by Landlord to Salk, Ward & Salk, Inc., recorded as document 19276415.

          g.     Right of way for drainage tiles, ditches, feeders and laterals;

          h.     Taxes for the year 1989 and subsequent years;

          i. Acts done or suffered by Tenant, pursuant to this Lease or otherwise;

          j.     Special assessments confirmed after the date of this lease;

          k.     Zoning laws and ordinances; and

          l.     Easements for public utilities.

          Tenant shall not be responsible for correcting any violation of the above Permitted Exceptions of such violation existed on or before the commencement Date.

                                 ARTICLE VIII
                                 ------------
             TRANSFER OF LANDLORD'S INTEREST IN BUILDING AND LEASE
             -----------------------------------------------------

          In the event of any sale or other transfer of the Property effective after the commencement Date of this Lease, Landlord and the seller or transferor shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing after the date of such sale or transfer, provided, such purchaser or transferee shall have assumed and agreed to perform all agreements and obligations of the Landlord hereunder accruing from and after the date of such sale or transfer. Subject to the provisions of the preceding sentence, Tenant hereby consents to any future assignment by Landlord of any part or all of its rights under this Lease.

                                  ARTICLE IX
                                  ----------
                        TENANT'S OPTION TO EXTEND LEASE
                        -------------------------------

          9.1.   First Option.  Tenant shall have the right and option to extend
                 ------------
the Term of this Lease for an additional consecutive three (3) year period (the "First Option Period") commencing immediately following the Termination Date provided that (i) Tenant sends notice of its election to extend the Term of the Lease to Landlord not less than six (6 months prior to the end of the Term of the Lease; (ii) Tenant is not then in default in the performance of any term, condition, covenant or agreement of this Lease as to which notice of default has been given to Tenant unless such default cannot, with due diligence, be cured, prior to the last date on which Tenant is entitled to exercise such option and Tenant has proceeded promptly and with due diligence after service of the notice of default to cure such default; and (iii) at the date of commencement of the First Option Period, Tenant is not in default in the performance of any term, condition, covenant or agreement of this Lease as to which notice of default has been given to Tenant or, if notice of default has been given, Tenant has proceeded promptly and with due diligence after service of then notice of default to cure such default, and no event is occurring which, with the passage of time or the giving of notice, or both, would constitute a default hereunder.

          9.2.   Second Option.  Tenant shall have the right and option (the
                 -------------
"Second Option") to extend the Term of this Lease for an additional consecutive three (3) year period (the "Second Option Period") commencing immediately after the last day of the First Option Period provided that (i) Tenant sends notice of its election to extend the Term of the Lease to Landlord not less than six (6) months prior to the end of the Term of the Lease (as extended by the First Option); (ii) Tenant is not then in default in the performance of any term, condition, covenant or agreement of this Lease as to which notice of default has been given to Tenant unless such default cannot, with due diligence, be cured, prior to the last date on which Tenant is entitled to exercise such option and Tenant has proceeded promptly and with due diligence after service of the notice of default to cure such default; and (iii) at the date of commencement of the Second Option Period, Tenant is not in default in the performance of any term, condition, covenant or agreement of this Lease as to which notice of default has been given to Tenant or, if notice of default has been given, Tenant has proceeded promptly and with due diligence after service of the notice of default to cure such default, and no event is occurring which, with the passage of time or the giving of notice, or both, would constitute a default hereunder.

          9.3.   Rent During Option Years.  The Base Rent and Rent Adjustment
                 ------------------------
due and payable during the First Option Period and Second Option Period shall be determined pursuant to Article I and are set forth on Exhibit C hereto. All the terms and conditions of this Lease shall be applicable to such extended terms except (i) for those matters that have expired by their own terms or have been performed and (ii) the Base Rent and Rent Adjustment for such extended terms shall be as set forth above. Such Lease shall be deemed extended without any further lease or instrument.

                                   ARTICLE X
                                   ---------
                                    GENERAL
                                    -------

          10.1   Notices.  All notices, waivers, demands, requests or other
                 -------
communications required or permitted hereunder shall, unless otherwise expressly provided, be in writing and be deemed to have been properly given, served and received (i) if delivered by messenger, when delivered, (ii) if mailed, on the third (3rd) business day after deposit in the United States Mail, certified or registered, postage prepaid, return receipt requested, (iii) if telexed, telegraphed or telecopies, six (6) hours after being dispatched by telex, telegram or telecopy, if such sixth (6th) hour falls on a business day within the hours of 8:00 a.m. through 5:00 p.m. of the time in effect at the place of receipt, or at 8:00 a.m. on the next business day thereafter if such sixth (6th) hour is later than 5:00 p.m., or (iv) if delivered by reputable overnight express courier, freight prepaid, the next business day after delivery to such courier; in every case addressed to the party to be notified as follows:

          If to Landlord:

                 Mr. Willard A. Brown, Jr.
                 Rubloff, Inc.
                 111 West Washington Street
                 Chicago, Illinois 60602
          with a copy to:

                 Mr. Matthew K. Phillips
                 Bell, Boyd & Lloyd
                 70 W. Madison Street
                 Suite 3200
                 Chicago, Illinois 60602

          If to Tenant:

                 Mr. Robert Roach
                 Apollo Golf
                 1025 Criss Circle
                 Elk Grove, Illinois 60007

          with a copy to:

                 Mr. Bruce J. McWhirter
                 Ross & Hardies
                 150 N. Michigan Avenue
                 Suite 2500
                 Chicago, Illinois 60601

or at such other address as the party to receive said notice may theretofore have furnished by written notice as set forth above.

          10.2.  Brokers.  Tenant and Landlord represent and warrant to each
                 -------
other that they have not dealt with any broker or finder, other than Mesirow Realty Brokerage and Rubloff, Inc., in connection with this lease, and to their knowledge, no other broker or finder initiated or participated in the negotiation of this Lease, submitted or showed the Premises to Tenant or is entitled to any commission in connection with this Lease. Landlord shall pay a commission to Rubloff, Inc. pursuant to a separate brokerage agreement. Tenant and Landlord hereby indemnify and hold each other harmless from and against any and all claims, damages and expenses based upon or arising out of any claim by any person with whom it is ultimately determined that Landlord or Tenant has dealt in violation of the foregoing representations and warranties of any other real estate broker for commissions resulting from a breach of the foregoing representations and warranties.

          10.3.  General.
                 -------

          (a) All rights and remedies of Landlord or Tenant, as the case may be, under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by laws.

          (b) All installments of Rental and any other sums which are unpaid when due and remain unpaid for ten (10) days thereafter, with our without notice, shall bear interest at a rate of two percent (2%) per annum above the prime rate of interest declared from time to time by the First National Bank of Chicago, from the date due until paid.

          (c) Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit, not only of Landlord and of Tenant, but also of their respective heirs, legal representatives, successors and assigns, subject to Section 7.4. hereof.

          (d) All of the representations, agreements and obligations of Landlord are contained herein, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon the Landlord unless in writing signed by Landlord.

          (e) Submission of this instrument by Landlord to Tenant for examination shall not bind Landlord in any manner, and no lease, option, agreement to lease or other obligation of Landlord shall arise until this instrument is signed and delivered by Landlord to Tenant.

          (f) Except as provided herein, no rights to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

          (g) No receipt of money by Landlord from Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand or suit.

          (h) The officers of Tenant executing this Lease represent that they and each of them have been authorized by their respective Board of Directors to execute this Lease in this form and containing the aforesaid covenants.

          (i) The headings or captions of Sections are for convenience only, are not part of this Lease, and shall not affect the interpretation of this Lease.

          (j) This lease may be executed in any number of counterparts, all of which when put together shall be deemed an original.

          (k) Time is of the essence in connection with this Lease, including, without limitation, Tenant's exercise of the First Option and Second Option.

          (l) This Lease shall be governed by and construed in accordance with the laws of the State of Illinois. If any provision or part of this Lease or the application thereof to any persons or circumstances shall, to any extent, be invalid, illegal or unenforceable, the remainder of this Lease, or the application of such provision or part to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

          IN WITNESS WHEREOF, Landlord and Tenant have caused this AGREEMENT FOR BUILDING LEASE to be executed as of the 2nd day of February 1990.

                                    LANDLORD:

                                    American National Bank and Trust
                                    Company of Chicago, as Trustee aforesaid


                                    By:
                                       --------------------------------------
                                           Its
                                              -------------------------------


                                    TENANT:

                                    TI Steel Tubes (USA) Inc., a New
                                    Jersey corporation


                                    By:
                                       --------------------------------------
                                           Its
                                              -------------------------------


          IN WITNESS WHEREOF, Landlord and Tenant have caused this AGREEMENT FOR BUILDING LEASE to be executed as of the _____ day of _______________, 19___.

                                    LANDLORD:

                                    American National Bank and Trust
                                    Company of Chicago, as Trustee aforesaid


                                    By:
                                       --------------------------------------
                                           Its
                                              -------------------------------


                                    TENANT:

                                    TI Steel Tubes (USA) Inc., a New
                                    Jersey corporation


                                    By:
                                       --------------------------------------
                                           Its
                                              -------------------------------

                                   EXHIBIT A
                                   ---------


                               LEGAL DESCRIPTION
                               -----------------


LOT 70 (EXCEPT THE EAST 41.78 FEET THEREOF) AND THE EAST 56.78 FEET OF LOT 71 IN HIGGINS ROAD COMMERCIAL SUBDIVISION, UNIT NO. 3, BEING A SUBDIVISION IN THE WEST HALF OF SECTION 22, TOWNSHIP 41 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.


P.I.N.: 08-22-102-167-0000

                                   EXHIBIT B
                                   ---------

                                  PRIMARY WORK
                                  ------------


          Work to be preformed by Landlord prior to February 1, 1990 (the "Primary Work"):

          1. The warehouse floor shall be scrubbed and sealed, with the floor drain grate being replaced, and adjacent wall repaired.

          2. The access to the warehouse area common for van pick-up and delivery will be achieved through a double-wide drive-in door located in conjunction with the existing main door located next to the dock.

          3. The fluorescent lights located within the warehouse area shall be suspended within the joist structure.

          4. Existing office paneling shall be replaced with dry wall and dry wall shall be installed in the entire office area.

          5. Doors into the southwestern office and dock air lock area will be provided.

          6. The ceiling vents in the office area will be replaced, and the vents in the doors leading into the mens' and womens' office restrooms will be cleaned.

          7. An office area in the warehouse approximately 8 ft. x 10 ft. improved with dry wall shall be constructed.

                                   EXHIBIT C
                                   ---------

                                   BASE RENT
                                   ---------


          Tenant shall pay the monthly installments of Base Rent in advance on the first day of each calendar month during the Term subject to the following schedule:

          a.     February 1990 through January 1993         $3,200.00/month

          b.     February 1993 through January 1995         $3,392.00/month

          c. Monthly Base Rent during the First Option Period pursuant to Tenant's exercise of the First Option described in Article IX hereof shall be increased and shall be the greater of the following:

                       (i) One-twelfth (1/12) the sum of (y) the Base Rent for the calendar year 1994 and (z) the product of the Base Rent for the calendar year 1994 and the percentage increase in the "Consumer Price Index" from December 1992 through December 1994; and

                       (ii) One-twelfth (1/12) the sum of (y) the Base Rent for the calendar year 1990 and (z) the product of the Base Rent for the calendar year 1990 and the percentage increase in the Consumer Price Index from December 1989 through December 1994.

          d. Monthly Base Rent during the Second Option Period pursuant to Tenant's exercise of the Second Option described in Article IX hereof shall be increased and shall equal the following:

                       One-twelfth (1/12) of the sum of (y) Base Rent for the calendar year 1997 and (2) the product of the Base Rent for the calendar year 1997 and the percentage increase in the "Consumer Price Index" from December 1994 through December 1997.

                 Landlord shall notify Tenant in writing of the amount of the adjustment pursuant to c. and d. above, whereupon Tenant shall pay the same to Landlord in twelve (12) equal monthly installments commencing on the first day of the First Option Period or Second Option Period, as the case may be, and on the first day of each calendar month thereafter. However, failure of Landlord to so notify Tenant shall not negate Tenant's obligation to pay the increase in Base Rent as provided hereunder.

                 For the purposes of this Lease the term "Consumer Price Index" means the Consumer Price Index for Urban Wage Earners and Clerical Workers --All items, City of Chicago (Base Year 1982-84 equals 100) of the Bureau of Labor Statistics of the United States Department of Labor.

                 If the manner in which such Consumer Price Index is determined by the Department of Labor shall be substantially revised, an adjustment shall be made in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained in the Consumer Price Index had not been so revised. If the 1982-84 average shall no longer be used as an index of 100, such change shall constitute a substantial revision. If the Consumer Price Index shall become unavailable to the public because publication is discontinued, or otherwise, Landlord will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency, or if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

                       FIRST AMENDMENT TO BUILDING LEASE
                       ---------------------------------

          THIS FIRST AMENDMENT TO BUILDING LEASE (the "Amendment") is made as of
this   12   Day of December, 1994, by and between American National Bank and
     ------
Trust Company of Chicago, not personally but as Trustee under Trust Agreement dated July 6, 1964 and known as Trust No. 20444 ("Landlord"), and TI Steel Tubes (U.S.A.) Apollo Golf (s/KN), Inc., a New Jersey corporation ("Tenant").

                                    Recitals
                                    --------

          A. Landlord and Tenant are the parties to a certain Building Lease dated January 1, 1990 (the "Lease"), pursuant to which Tenant leases and occupies the space commonly known as 1025 Criss Circle, Elk Grove, Illinois (the "Premises").

          B. The term of the Lease expires on January 31, 1995, and Landlord and Tenant desire to extend the term of the Lease and amend the Lease as set forth below.
                                   Agreements
                                   ----------

          NOW, THEREFORE, for and in consideration of the above Recitals, which are incorporated herein by reference and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

          1. Terms not otherwise defined herein shall have the meanings set forth in the Lease. In the event of any inconsistency between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall govern.

          2. The "Term" of the Lease shall be extended for five (5) years and shall end on January 31, 2000. All references in the Lease to the Term shall be deemed to refer to the Term as amended by this Amendment, and the "Termination Date" shall be deemed to refer to January 31, 2000.

          3.    Exhibit C of the Lease is deleted and replaced by the following:
"Tenant shall pay monthly installments of Base Rent in advance on the first day of the calendar month during the Term from and after February 1, 1995 at a rate of $3,550 per month."

          4. Article IX of the Lease ["Tenant's Option to Extend Lease"] is deleted and all references to the First Option, First Option Period, Second Option and Second Option Period shall be deemed deleted.

          5. The first grammatical paragraph of Section 2.3 of the Lease ["Tenant shall maintain ... the Tenant's responsibility."] is deleted and replaced by the following: "From and after February 1, 1995, Landlord shall maintain and, except as provided in the next two immediate sentences, make all necessary structural repairs, replacements and alterations to the Building, including but not limited to, foundations, exterior walls, marquees, structural columns and structural beams, but excluding the roof of the Building and electrical or plumbing fixtures located in the Building. Tenant shall make any repairs necessary as a result of Tenant's or any of its agent's or invitee's acts. In addition, Tenant shall maintain and make all necessary structural repairs to the roof of the Building and electrical or plumbing fixtures located in the Building. Tenant represents to Landlord that to the best of its knowledge, the structural portions of the Building which Landlord is required to maintain and repair pursuant to the first sentence above of this section, are now was of the date of this Amendment in good order and satisfactory condition."

          6. After the execution of this Amendment, Landlord shall complete the following work at its cost and expense: (1) recarpet the office area of the Premises; and (2) repaint the office area of the Premises. Landlord shall cause such work to be commenced after the close of business on a Friday afternoon and completed by Sunday evening on the same weekend. Tenant shall notify Landlord at least even (7) business days prior to the Friday on which Tenant desires the work to be commenced, and Tenant shall at its cost and expense move all furniture and equipment from the office area prior to the date the work is commenced and move such furniture an equipment back into the office area after the work is completed.

          7. In Paragraph 10.2 of the Lease, line 3, for purposes of this Amendment, "Mesirow Realty Brokerage" shall be deleted and replaced by "Frain, Camins & Swartchild".

          8. Except as modified by the terms of this Amendment, the Lease shall remain in full force and effect.

          IN WITNESS WHEREOF, the Landlord and Tenant have caused this First
Amendment to Lease to be executed as of the   12   day of December 1994.
                                            ------

LANDLORD:                                        TENANT:

American National Bank and Trust Company  TI Steel Tubes (U.S.A.) Apollo Golf
of Chicago, as Trustee aforesaid          (s/KN), Inc., a New Jersey corporation


By:                  s/PM                 By:             K Noronko
    ------------------------------------      ----------------------------------
    Its:            2nd VP                    Its:    VP/General Manager
         -------------------------------          ------------------------------